EXHIBIT 23.1


                     [McGLADREY & PULLEN, LLP NAME & LOGO]





CONSENT OF INDEPENDENT AUDITOR'S


We hereby consent to the incorporation of our report, dated August 1, 2000, except for the first paragraph of Note 7 as to which the date is August 21, 2000, included in this Form 10-KSB in the previously filed registration statement of Hi-Shear Technology on Form S-8 (No.33-868989).



                                                   /s/  McGladrey & Pullen, LLP
                                                   ----------------------------
                                                        McGladrey & Pullen, LLP




Anaheim, California
August 22, 2000